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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                           _______________________________

                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported):

                                  December 22, 1997



                             Outsourcing Solutions Inc.

   Delaware             333-16867                58-2197161
(State or other       (Commission File      (IRS Employer
jurisdiction of           Number)           Identification No.)
incorporation)

            390 South Woods Mill Road, Suite 150, Chesterfield, Mo. 63017
                 (Address of principal executive offices) (Zip Code)



                 Registrant's telephone number, including area code:

                                    (314) 576-0022
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Item 5.  Other Events.

On December 23, 1997, Outsourcing Solutions Inc. ("OSI") and The Union Corporation ("Union") issued a joint press release announcing that they had entered into a merger agreement whereby Sherman Acquisition Corporation, a wholly-owned subsidiary of OSI, will tender for all of the outstanding capital stock of Union for $31.50 per share. A copy of the text of the joint press release is attached as Exhibit 99.1 and is incorporated herein by reference. A copy of the merger agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibits.

Item 7.  Financial Statements and Exhibits

    (a)  None.

    (b)  None.

    (c)  Exhibits.

         2.1 Share Purchase Agreement and Plan of Merger, dated as of December 22, 1997, among Outsourcing Solutions Inc., Sherman Acquisition Corporation and The Union Corporation.

         99.1 Text of press release issued by Outsourcing Solutions Inc. and The Union Corporation on December 23, 1997.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             OUTSOURCING SOLUTIONS INC.




Date: December 31, 1997      By:  /s/ DANIEL J. DOLAN
                                  ----------------------------
                                  Daniel J. Dolan
                                  Executive Vice President
                                  and Chief Financial Officer




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                                    EXHIBIT INDEX

Exhibit 2.1 Share Purchase Agreement and Plan of Merger, dated as of December 22, 1997, among Outsourcing Solutions Inc., Sherman Acquisition Corporation and The Union Corporation.


Exhibit 99.1 Text of press release issued by Outsourcing Solutions Inc. and The Union Corporation on December 23, 1997.